UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 28, 2006
                                                 -------------------------------

              Morgan Stanley IXIS Real Estate Capital Trust 2006-2
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
    -------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

     Morgan Stanley Mortgage Capital Inc. and IXIS Real Estate Capital Inc.
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               (Exact name of sponsor as specified in its charter)

       Delaware                  333-130694-14                   13-3939229
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   (State or other                (Commission                  (IRS Employer
    jurisdiction                File Number of             Identification No. of
of incorporation of             issuing entity)                  depositor)
     depositor)

1585 Broadway, New York, New York                                10036
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(Address of principal executive offices                 (Zip Code of depositor)
           of depositor

Registrant's telephone number, including area code  (212) 761-4000
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On November 28, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley IXIS Real Estate Capital Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, First NLC Financial Services, LLC, as responsible party, IXIS Real Estate Capital Inc. ("IXIS"), as a sponsor and Deutsche Bank National Trust Company, as trustee. The Class A-fpt, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $$1,341,471,000, were sold to Morgan Stanley & Co. Incorporated ("MS & Co.") and IXIS Securities North America Inc. (together with MS & Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of November 21, 2006, by and between the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to MS & Co. on November 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, (the "Securites Act") pursuant to Section 4(2) of the Securities Act, as part of the consideration for the sale of the mortgage loans from the Sponsors to the Depositor.

      The Class R and Class RX Certificates were sold to MS & Co. on November 28, 2006 in a transaction exempt from registration under the Securities Act, pursuant to Section 4(2) of the Securities Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsors.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of November 21, 2006, among the Depositor and Morgan Stanley & Co. Incorporated, as representative of itself and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, First NLC Financial Services, LLC, as responsible party, IXIS Real Estate Capital Inc., as a sponsor and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Representations and Warranties Agreement, dated as of November 28, 2006, between the Depositor and MSMC (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, between First NLC and MSMC (included as Exhibit P to Exhibit 4).

Exhibit 10.3 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, between Wilmington and MSMC (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 The Assignment and Recognition Agreement, dated as of November 28, 2006, among MSMC, the Depositor and Wilmington (included as Exhibit Q to Exhibit 4).

Exhibit 10.5 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2005, with respect to Accredited Mortgage Loans purchased by MSMC prior to December 1, 2005 (as set forth on the Mortgage Loan Schedule), the Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, with respect to Accredited Mortgage Loans purchased by MSMC prior to February 1, 2006 (as set forth on the Mortgage Loan Schedule), the Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, with respect to Accredited Mortgage Loans purchased by MSMC prior to March 1, 2006 (as set forth on the Mortgage Loan Schedule), the Seventh Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, with respect to Accredited Mortgage Loans purchased by MSMC prior to August 1, 2006 (as set forth on the Mortgage Loan Schedule), and the Eighth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, with respect to Accredited Mortgage Loans purchased by MSMC on or after August 1, 2006 (as set forth on the Mortgage Loan Schedule), in each case between Accredited and MSMC (included as Exhibit R to Exhibit 4).

Exhibit 10.6 The Assignment and Recognition Agreement, dated as of November 28, 2006, among MSMC, the Depositor and Accredited (included as Exhibit R to Exhibit 4).

Exhibit 10.7 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited and IXIS (included as Exhibit S to Exhibit 4).

Exhibit 10.8 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and Accredited (included as Exhibit S to Exhibit 4).

Exhibit 10.9 The Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, between Encore and IXIS, as amended by Amendment No. 1, dated as of February 1, 2006 and Amendment No. 2, dated as of June 1, 2006 (included as part of Exhibit T to Exhibit 4).

Exhibit 10.10 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and Encore (included as part of Exhibit T to Exhibit 4).

Exhibit 10.11 The Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, between First Bank and IXIS, as amended by Amendment No. 1, dated as of May 1, 2006 (included as part of Exhibit U to Exhibit 4).

Exhibit 10.12 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and First Bank (included as part of Exhibit U to Exhibit 4).

Exhibit 10.13 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, between First Horizon and IXIS (included as part of Exhibit V to Exhibit 4).

Exhibit 10.14 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and First Horizon (included as part of Exhibit V to Exhibit 4).

Exhibit 10.15 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First NLC and IXIS (included as part of Exhibit W to Exhibit 4).

Exhibit 10.16 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and First NLC (included as part of Exhibit W to Exhibit 4).

Exhibit 10.17 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, each between FlexPoint and IXIS (included as part of Exhibit X to Exhibit 4).

Exhibit 10.18 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and FlexPoint (included as part of Exhibit X to Exhibit 4).

Exhibit 10.19 The Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between Funding America and IXIS (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.20 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and Funding America (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.21 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, as amended by Amendment No. 1, dated as of January 30, 2006, each between Lenders Direct and IXIS (included as part of Exhibit Z to Exhibit
               4).

Exhibit 10.22 The Assignment and Recognition Agreement, dated as of November 28, 2006 among IXIS, the Depositor and Lenders Direct (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.23 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 27, 2006, between Lime and IXIS (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.24 The Assignment and Recognition Agreement, dated as of November 28,2006, among IXIS, the Depositor and Lime (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.25 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, between Mandalay and IXIS (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.26 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and Mandalay (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.27 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, between Master Financial and IXIS, as amended by Amendment No. 1, dated as of May 1, 2006 (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.28 The Assignment and Recognition Agreement, dated as of the November 28, 2006, among IXIS, the Depositor and Master Financial (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.29 The Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, between Maxim and IXIS (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.30 The Assignment and Recognition Agreement, dated as of November 28, 2006, among IXIS, the Depositor and Maxim (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.31 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between NC Capital and IXIS (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.32 The Assignment and Recognition Agreement, dated as of the November 28, 2006, among IXIS, the Depositor and NC Capital (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.33 The Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between Quick Loan and IXIS (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.34 The Assignment and Recognition Agreement, dated as of the November, 28, 2006, among IXIS, the Depositor and Quick Loan (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.35 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, between Rose and IXIS (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.36 The Assignment and Recognition Agreement, dated as of the November 28, 2006, among IXIS, the Depositor and Rose (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.37 The Unaffiliated Seller's Agreement, dated as of November 28, 2006, between IXIS and the Depositor (included as Exhibit HH to
               Exhibit 4).

Exhibit 10.38 The Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Servicing, Countrywide Home Loans, Inc. and MSMC (included as Exhibit II to Exhibit 4).

Exhibit 10.39 The Interest Rate Swap Agreement, dated as of November 28, 2006, between the Swap Provider and the Trustee (included as Exhibit OO to Exhibit 4).

Exhibit 10.40 The Interest Rate Cap Agreement relating to the Offered Certificates, dated as of November 28, 2006, between the Cap Provider and the Trustee (included as Exhibit PP to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2006                   MORGAN STANLEY ABS CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:  Steven Shapiro
                                          Title: Managing Director

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

1                          Underwriting Agreement, dated as of         (E)
                           November 21, 2006, among the Depositor
                           and Morgan Stanley & Co. Incorporated,
                           as representative of itself and the
                           Underwriters.

4                          Pooling and Servicing Agreement,            (E)
                           dated as of November 1, 2006, by and
                           among the Depositor, as depositor,
                           Saxon Mortgage Services, Inc., as a
                           servicer, Countrywide Home Loans
                           Servicing LP, as a servicer, First
                           NLC Financial Services, LLC, as
                           responsible party, IXIS Real Estate
                           Capital Inc., as a sponsor and
                           Deutsche Bank National Trust Company,
                           as trustee.

10.1                       The Representations and Warranties          (E)
                           Agreement, dated as of November 28,
                           2006, between the Depositor and MSMC
                           (included as Exhibit O to Exhibit 4).

10.2                       The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of March 1, 2006,
                           between First NLC and MSMC (included
                           as Exhibit P to Exhibit 4).

10.3                       The Fourth Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of July 1, 2006,
                           between Wilmington and MSMC (included
                           as Exhibit Q to Exhibit 4).

10.4                       The Assignment and Recognition              (E)
                           Agreement, dated as of November
                           28,2006, among MSMC, the Depositor
                           and Wilmington (included as Exhibit Q
                           to Exhibit 4).

10.5                       The Fourth Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of August 1,
                           2005, with respect to Accredited
                           Mortgage Loans purchased by MSMC
                           prior to December 1, 2005 (as set
                           forth on the Mortgage Loan Schedule),
                           the Fifth Amended and Restated
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of December 1,
                           2005, with respect to Accredited
                           Mortgage Loans purchased by MSMC
                           prior to February 1, 2006 (as set
                           forth on the Mortgage Loan Schedule),
                           the Sixth Amended and Restated
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of February 1,
                           2006, with respect to Accredited
                           Mortgage Loans purchased by MSMC
                           prior to March 1, 2006 (as set forth
                           on the Mortgage Loan Schedule), the
                           Seventh Amended and Restated Mortgage
                           Loan Purchase and Warranties
                           Agreement, dated as of March 1, 2006,
                           with respect to Accredited Mortgage
                           Loans purchased by MSMC prior to
                           August 1, 2006 (as set forth on the
                           Mortgage Loan Schedule), and the
                           Eighth Amended and Restated Mortgage
                           Loan Purchase and Warranties
                           Agreement, dated as of August 1,
                           2006, with respect to Accredited
                           Mortgage Loans purchased by MSMC on
                           or after August 1, 2006 (as set forth
                           on the Mortgage Loan Schedule), in
                           each case between Accredited and MSMC
                           (included as Exhibit R to Exhibit 4).

10.6                       The Assignment and Recognition              (E)
                           Agreement, dated as of November 28.
                           2006, among MSMC, the Depositor and
                           Accredited (included as Exhibit R to
                           Exhibit 4).

10.7                       The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of August 1,
                           2006, by and between Accredited and
                           IXIS (included as Exhibit S to
                           Exhibit 4).

10.8                       The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Accredited (included as Exhibit S to
                           Exhibit 4).

10.9                       The Mortgage Loan Purchase and              (E)
                           Warranties Agreement, dated as of
                           December 1, 2005, between Encore and
                           IXIS, as amended by Amendment No. 1,
                           dated as of February 1, 2006 and
                           Amendment No. 2, dated as of June 1,
                           2006 (included as part of Exhibit T
                           to Exhibit 4).

10.10                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Encore (included as part of Exhibit T
                           to Exhibit 4).

10.11                      The Mortgage Loan Purchase and              (E)
                           Warranties Agreement, dated as of
                           January 1, 2006, between First Bank
                           and IXIS, as amended by Amendment No.
                           1, dated as of May 1, 2006 (included
                           as part of Exhibit U to Exhibit 4).

10.12                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           First Bank (included as part of
                           Exhibit U to Exhibit 4).

10.13                      The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of July 1, 2006,
                           between First Horizon and IXIS
                           (included as part of Exhibit V to
                           Exhibit 4).

10.14                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           First Horizon (included as part of
                           Exhibit V to Exhibit 4).

10.15                      The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of May 1, 2006,
                           by and between First NLC and IXIS
                           (included as part of Exhibit W to
                           Exhibit 4).

10.16                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           First NLC (included as part of
                           Exhibit W to Exhibit 4).

10.17                      The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of February 1,
                           2006, as amended by Amendment No. 1,
                           dated as of May 1, 2006, each between
                           FlexPoint and IXIS (included as part
                           of Exhibit X to Exhibit 4).

10.18                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           FlexPoint (included as part of
                           Exhibit X to Exhibit 4).

10.19                      The Mortgage Loan Purchase and              (E)
                           Warranties Agreement, dated as of May
                           1, 2006, between Funding America and
                           IXIS (included as part of Exhibit Y
                           to Exhibit 4).

10.20                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Funding America (included as part of
                           Exhibit Y to Exhibit 4).

10.21                      The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of December 1,
                           2005, as amended by Amendment No. 1,
                           dated as of January 30, 2006, each
                           between Lenders Direct and IXIS
                           (included as part of Exhibit Z to
                           Exhibit 4).

10.22                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006 among IXIS, the Depositor and
                           Lenders Direct (included as part of
                           Exhibit Z to Exhibit 4).

10.23                      The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of April 27,
                           2006, between Lime and IXIS (included
                           as part of Exhibit AA to Exhibit 4).

10.24                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Lime (included as part of Exhibit AA
                           to Exhibit 4).

10.25                      The Amended and Restated Mortgage           (E)
                           Loan Purchase and Warranties
                           Agreement, dated as of June 1, 2006,
                           between Mandalay and IXIS (included
                           as part of Exhibit BB to Exhibit 4).

10.26                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Mandalay (included as part of Exhibit
                           BB to Exhibit 4).

10.27                      The Second Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of February 1,
                           2006, between Master Financial and
                           IXIS, as amended by Amendment No. 1,
                           dated as of May 1, 2006 (included as
                           part of Exhibit CC to Exhibit 4).

10.28                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Master Financial (included as part of
                           Exhibit CC to Exhibit 4).

10.29                      The Mortgage Loan Purchase and              (E)
                           Warranties Agreement, dated as of
                           August 1, 2006, between Maxim and
                           IXIS (included as part of Exhibit DD
                           to Exhibit 4).

10.30                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Maxim (included as part of Exhibit DD
                           to Exhibit 4).

10.31                      The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of April 1, 2006,
                           between NC Capital and IXIS (included
                           as part of Exhibit EE to Exhibit 4).

10.32                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           NC Capital (included as part of
                           Exhibit EE to Exhibit 4).

10.33                      The Mortgage Loan Purchase and              (E)
                           Warranties Agreement, dated as of May
                           1, 2006, between Quick Loan and IXIS
                           (included as part of Exhibit FF to
                           Exhibit 4).

10.34                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Quick Loan (included as part of
                           Exhibit FF to Exhibit 4).

10.35                      The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of August 1,
                           2006, between Rose and IXIS (included
                           as part of Exhibit GG to Exhibit 4).

10.36                      The Assignment and Recognition              (E)
                           Agreement, dated as of November 28,
                           2006, among IXIS, the Depositor and
                           Rose (included as part of Exhibit GG
                           to Exhibit 4).

10.37                      The Unaffiliated Seller's Agreement,        (E)
                           dated as of November 28, 2006,
                           between IXIS and the Depositor
                           (included as part of Exhibit HH to
                           Exhibit 4).

10.38                      The Amendment Regulation AB, dated as       (E)
                           of January 26, 2006, by and among
                           Countrywide Servicing, Countrywide
                           Home Loans, Inc. and MSMC (included
                           as Exhibit II to Exhibit 4).

10.39                      The Interest Rate Swap Agreement,           (E)
                           dated as of November 28, 2006,
                           between the Swap Provider and the
                           Trustee (included as Exhibit OO to
                           Exhibit 4).

10.40                      The Interest Rate Cap Agreement             (E)
                           relating to the Offered Certificates,
                           dated as of November 28, 2006,
                           between the Cap Provider and the
                           Trustee (included as Exhibit PP to
                           Exhibit 4).